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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 28, 2006

COACHMEN INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

INDIANA (State or other jurisdiction of incorporation or organization)	1-7160 (Commission File Number)	31-1101097 (I.R.S. Employer Identification No.)

2831 Dexter Drive, Elkhart, Indiana (Address of Principal Executive Offices)		46514 (Zip Code)

(574) 262-0123

(Registrant's telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

See paragraph five of Item 5.02 below.

ITEM 5.02

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENTOF PRINCIPAL OFFICERS.

On August 28, 2006, the Board of Directors of the Registrant announced that Chairman of the Board and Chief Executive Officer Claire C. Skinner has elected to take early retirement and resign from the Board of Directors.

In a series of related actions, the Board announced that William P. Johnson, formerly Lead Director, has been elected the non-executive Chairman of the Board. Richard Lavers, Chief Financial Officer, has been named the Chief Executive Officer. Colleen Zuhl, previously a Vice President and Controller, has been named Chief Financial Officer.

Richard M. Lavers, 57, joined the Registrant in October 1997 as General Counsel and assumed the position of Executive Vice President of the Company in May 2000 and Secretary of the Company in March 1999. In December 2005, Mr. Lavers also assumed the positions of Chief Financial Officer and Chief Administrative Officer. From 1994 through 1997, Mr. Lavers was Vice President, Secretary and General Counsel of RMT, Inc. and Heartland Environmental Holding Company.

Colleen Zuhl, 40, joined the Registrant in April 2004 as Vice President and Controller. In December 2005, she was appointed Chief Accounting Officer. For 15 years prior to her employment by the Registrant, Ms. Zuhl was employed by Ernst & Young, LLP, most recently as a senior account manager.

In connection with her appointment as Chief Financial Officer, the Registrant granted to Ms. Zuhl 1000 restricted common shares. The shares will vest after two years if Ms. Zuhl remains employed by the Registrant.

The Registrant is filing the press release announcing the appointments discussed above as Exhibit 99 to this report on Form 8-K.

ITEM

8.01  OTHER EVENTS

On August 28, 2006, the Board of the Registrant announced that the Registrant’s regular quarterly dividend will be reduced from $0.06 per share to $0.03 per share.

The Board of the Registrant also authorized a repurchase of up to one million of the Registrant’s common shares.

ITEM

9.01  FINANCIAL STATEMENTS AND EXHIBITS

     (d)     The following exhibits are furnished as a part of this Report:

                          99.1     Press Release dated August 28, 2006

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COACHMEN INDUSTRIES, INC.

Date:  August 28, 2006

By:    /s/Richard M. Lavers

Richard M. Lavers, Chief Executive Officer